Exhibit 23.2


Consent of Independent Accountants


The Board of Directors of
COMARCO, Inc.:


We consent to the use of our report dated March 17,1999 incorporated herein by reference, which report appears in the January 31, 1999 annual report on Form 10-K of COMARCO, Inc.




                                                KPMG LLP


McLean, VA
May 14, 1999